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                                                                    Exhibit 99.1


                       Banc One Credit Card Master Trust
                  Trust Performance by Series - February 2001


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Series                                         1996-A
Deal Size                                     $500 MM
Expected Maturity                           5/15/2003
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Yield                                          21.96%
Less:  Coupon                                   5.41%
       Servicing Fee                            1.50%
       Net Credit Losses                        8.58%
Excess Spread:
       February-01                              6.47%
       January-01                               8.47%
       December-00                              7.17%
Three Month Average Excess Spread               7.37%

Delinquency:
       30 to 59 Days                            1.90%
       60 to 89 Days                            1.35%
       90+ Days                                 2.77%
       30+ Days                                 6.02%

Payment Rate                                   11.64%

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